Offerings - Offering: 1	May 20, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.467% Notes due May 22, 2036
Maximum Aggregate Offering Price	$ 1,000,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 138,100.00
Offering Note	The maximum aggregate offering price of the securities to which the prospectus relates is $1,000,000,000 of 6.467% Notes due May 22, 2036. The prospectus is a final prospectus for the related offering.